Exhibit 10.2

Execution Version

JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”) is made and entered into this 29th day of October, 2013, by and among ATP Oil & Gas Corporation, a Texas corporation (“Seller”), Credit Suisse AG, exclusively in its capacity as administrative agent and collateral agent for the Lenders under the DIP Credit Agreement (the “Administrative Agent”), and Bennu Oil & Gas, LLC, a Delaware limited liability company (“Buyer”).

WHEREAS, Seller and the Administrative Agent have entered into the Asset Purchase Agreement dated as of June 20, 2013 (the “Asset Purchase Agreement”);

WHEREAS, the Asset Purchase Agreement contemplates that the Administrative Agent, at the direction of the Required Lenders and on behalf of the Lenders, will designate a Person to be “Buyer” to receive the Assets and assume the Assumed Obligations pursuant to the Asset Purchase Agreement;

WHEREAS, the Administrative Agent, at the direction of the Required Lenders and on behalf of the Lenders, has designated Buyer to be “Buyer” to receive the Assets and assume the Assumed Obligations from Seller pursuant to the Asset Purchase Agreement;

WHEREAS, Buyer and Seller each desire for Buyer to become a party to the Asset Purchase Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein and in the Asset Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereto agree as follows:

Section 1.01 Defined Terms. Capitalized terms used and not defined herein shall have the meaning assigned to such terms in the Asset Purchase Agreement.

Section 1.02 Joinder. In accordance with the terms of the Asset Purchase Agreement, Buyer irrevocably agrees to become a party to the Asset Purchase Agreement as “Buyer” therein and be bound by and comply with the terms and conditions of the Asset Purchase Agreement applicable to it, in each case with the same force and effect as if it had originally been a party thereto, effective as of the date hereof. Each of the parties hereto acknowledges and agrees that the date hereof shall be deemed to be the “Joinder Date” for purposes of the Asset Purchase Agreement. As of the date hereof, Buyer shall be deemed to have made all of the representations and warranties of “Buyer” set forth in Section 4.02 of the Asset Purchase Agreement and become entitled to, subject to and have assumed all of the rights, agreements and obligations of “Buyer” set forth in the Asset Purchase Agreement. The Administrative Agent hereby assigns any and all of its rights to receive the Assets pursuant to the Asset Purchase Agreement to Buyer and Buyer hereby accepts such assignment.

Section 1.03 Notices. For purposes of Section 12.09 of the Asset Purchase Agreement, Buyer’s address shall be the following:

Buyer:

Bennu Oil & Gas, LLC

c/o Ronald J. Silverman, Esq.

Bingham McCutchen, LLP

399 Park Avenue

New York, New York 10022-4689

Telephone: 212.705.7000

Facsimile: 212.752.5378

with a copy to:

Steven C. Browne, Esq.

Bingham McCutchen, LLP

One Federal Street

32nd Floor

Boston, MA 02110

Telephone: 617.951.8124

Facsimile: 617.345.5069

Section 1.04 Full Force of Asset Purchase Agreement. Except as expressly supplemented hereby, the Asset Purchase Agreement shall remain in full force and effect in accordance with its terms.

Section 1.05 Governing Law. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES HERETO SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, AND THE APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE.

Section 1.06 Exclusive Jurisdiction. ALL ACTIONS AND PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE EXCLUSIVELY LITIGATED, HEARD AND DETERMINED IN THE BANKRUPTCY COURT, AND THE PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION AND AUTHORITY OF THE BANKRUPTCY COURT TO HEAR AND DETERMINE ANY SUCH ACTION OR PROCEEDING; PROVIDED, HOWEVER, THAT IF THE BANKRUPTCY CASE IS

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CLOSED, THE PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 1.07 Counterparts. This Agreement may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party hereto by facsimile or electronic transmission shall be deemed an original signature hereto.

Section 1.08 Amendment and Waiver. This Agreement may be amended, supplemented, modified, superseded or canceled and any of the terms, covenants, representations, warranties or conditions hereof may be waived only by an instrument in writing signed by an authorized officer of each of the parties hereto or, in the case of a waiver, by or on behalf of the party waiving compliance. No waiver of any of the provisions of this Agreement or rights hereunder shall be deemed or shall constitute a waiver of any other provisions hereof or right hereunder (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

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IN WITNESS WHEREOF, Seller, the Administrative Agent and Buyer have executed this Agreement as of the date first written above.

SELLER:

ATP OIL & GAS CORPORATION

By:	/s/ Albert L. Reese Jr.
Albert L. Reese Jr. Chief Financial Officer

SIGNATURE PAGE TO JOINDER AGREEMENT

THE ADMINISTRATIVE AGENT:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, exclusively in its capacity as Administrative Agent for the Lenders

By:	/s/ Megan Kane
Megan Kane Authorized Signatory

By:	/s/ Didier Siffer
Didier Siffer Authorized Signatory

SIGNATURE PAGE TO JOINDER AGREEMENT

BUYER:

BENNU OIL & GAS, LLC

By:	/s/ J.P. Hanson
Name:	J.P. Hanson
Title:	Authorized Signatory

SIGNATURE PAGE TO JOINDER AGREEMENT